UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 10, 2017 athenahealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33689	04-3387530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Arsenal Street, Watertown, MA 02472
(Address of principal executive office, including zip code)
Registrant’s telephone number, including area code: 617-402-1000
________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note
On July 14, 2017, athenahealth, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission. The Company is filing this Amendment No. 1 to the Original 8-K to include the compensation terms for John A. “Jack” Kane under Item 5.02 and to file his employment agreement under Item 9.01. Except as specifically stated in this Explanatory Note, the Original Report remains unchanged.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 10, 2017, the Company entered into a separation agreement (the “Separation Agreement”) with Karl Stubelis pursuant to which he will step down from his positions as senior vice president, chief financial officer, chief accounting officer, and treasurer of the Company to pursue other opportunities. To help ensure a smooth transition, Mr. Stubelis will continue to support the Company through the reporting of the Company’s 2017 second quarter results and will continue to be employed by the Company on a full-time basis through July 21, 2017 (the “Separation Date”).
The Separation Agreement, which supersedes the terms of the Employment Agreement between the Company and Mr. Stubelis, dated May 19, 2016, provides that the Company will continue to pay Mr. Stubelis his current base salary for a period of twelve (12) months following the Separation Date and will also permit certain of Mr. Stubelis’s restricted stock units, which represent a right to acquire 4,500 shares of the Company’s common stock, to continue to vest through their next scheduled vesting date.
On July 13, 2017, the board of directors (the “Board”) of the Company appointed John A. “Jack” Kane, 64, a member of the Board since July 2007 and current chair of the Board’s audit committee, to serve as interim chief financial officer, effective July 21, 2017. Mr. Kane will serve as the Company’s principal financial officer and principal accounting officer in his role as interim chief financial officer. During his service as interim chief financial officer, Mr. Kane will remain on the Board but is stepping down as chair of the audit committee.
Previously, Mr. Kane served as chief financial officer and treasurer of IDX Systems Corporation (“IDX”), a healthcare software technology company, from October 1984 until it was acquired by General Electric Healthcare in January 2006, after which he served as a vice president of General Electric Healthcare from January 2006 to December 2006. While at IDX, Mr. Kane guided the company through more than a dozen acquisitions and at various times managed the finance, facilities, legal, human resources, and information systems functions for the company. Since his retirement in 2006, Mr. Kane has served as a director of several private organizations, and also served as a director of Merchants Bancshares, Inc. from 2005 to 2014. Prior to his employment with IDX, Mr. Kane worked as an audit manager at Ernst & Young LLP in Boston. Mr. Kane received his B.S. and a Master of Accountancy from Brigham Young University.
On July 21, 2017, the Company entered into an employment agreement with Mr. Kane (the “Employment Agreement”). Under the terms of the Employment Agreement, Mr. Kane is an at-will employee and is entitled to a monthly base salary of $59,250. He will not be eligible to receive a cash bonus for his service as interim chief financial officer.  In connection with his appointment, Mr. Kane will receive an award of restricted stock units with an aggregate fair market value equal to $400,000 on the date of grant, which are scheduled to vest over a six-month period in equal installments on each one-month anniversary of the date of grant, subject to Mr. Kane’s continued employment and also subject to an additional holding period of two years. As Mr. Kane does not live in Massachusetts, the Company will provide temporary housing for Mr. Kane during his service as interim chief financial officer and will also provide Mr. Kane with a stipend in the amount of $7,000 per month for his travel expenses between his permanent home and Massachusetts.
A copy of the press release issued by the Company on July 14, 2017 regarding the transition of Mr. Stubelis and appointment of Mr. Kane is incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on July 14, 2017.
The foregoing summaries of the Separation Agreement and Employment Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Separation Agreement and Employment Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
10.1
Separation Agreement between athenahealth, Inc. and Karl Stubelis, dated July 10, 2017 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on July 14, 2017, File No. 17964561).

10.2	Employment Agreement between athenahealth, Inc. and John A. Kane, dated July 21, 2017.
99.1	Press release issued by athenahealth, Inc. on July 14, 2017 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on July 14, 2017, File No. 17964561).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

athenahealth, Inc.
(Registrant)
July 25, 2017	/s/ Dan Haley
Dan Haley
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1
Separation Agreement between athenahealth, Inc. and Karl Stubelis, dated July 10, 2017 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on July 14, 2017, File No. 17964561).

10.2	Employment Agreement between athenahealth, Inc. and John A. Kane, dated July 21, 2017.
99.1	Press release issued by athenahealth, Inc. on July 14, 2017 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Company on July 14, 2017, File No. 17964561).